Exhibit (a)(1)(B)
                                                             -----------------
                             LETTER OF TRANSMITTAL

                    To Tender Shares of Voting Common Stock

                                      of

                            RARE MEDIUM GROUP, INC.

                       Pursuant to the Offer to Purchase
                             Dated March 13, 2003

               THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS
                 WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
                         ON WEDNESDAY, APRIL 16, 2003,
                         UNLESS THE OFFER IS EXTENDED.

                       The Depositary for the Offer is:

                    American Stock Transfer & Trust Company

         By Mail:                          By Hand or Overnight Delivery:

      59 Maiden Lane                               59 Maiden Lane
 New York, New York 10038                     New York, New York 10038
      (800) 937-5449                               (800) 937-5449

                                 By Facsimile:

                       (For Eligible Institutions Only)
                                (718) 234-5001

                          For Confirmation Telephone:

                                (800) 937-5449

     This Letter of Transmittal, including the accompanying instructions, should be read carefully before this Letter of Transmittal is completed.

-------------------------------------------------------------------------------
                        DESCRIPTION OF SHARES TENDERED
-------------------------------------------------------------------------------
Name(s) and Address(es)                  Description of
                                             Shares
of Registered Holder(s)                     Tendered
  (Please fill in, if                        (Attach
   blank, exactly as                       Additional
 name(s) appear(s) on                    Signed List if
 Share Certificate(s))                     Necessary)
-------------------------------------------------------------------------------
                                          Total Number
                                            of Shares
                           Share          Evidenced by        Number of
                        Certificate           Share           Shares
                        Number(s)*       Certificate(s)*      Tendered**
                        -------------------------------------------------------

                        -------------------------------------------------------

                        -------------------------------------------------------

                        -------------------------------------------------------

                        -------------------------------------------------------

                                            Total Shares
-------------------------------------------------------------------------------

Indicate in this box the order (by certificate number) in which shares are to be purchased in event of proration.*** Attach additional signed list if necessary. See Instruction 8.

      1st:      2nd:      3rd:      4th:       5th:


-------------------------------------------------------------------------------
  * DOES NOT need to be completed by stockholders tendering shares by book-entry transfer.
 ** Unless otherwise indicated, it will be assumed that all shares evidenced by each certificate delivered to the Depositary are being tendered hereby. See Instruction 4.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
*** If you do not designate an order, in the event less than all shares tendered are purchased due to proration, shares will be selected for purchase by the Depositary.
-------------------------------------------------------------------------------

   Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery. Certificates for shares, together with a properly completed Letter of Transmittal and any other documents required by this Letter of Transmittal, must be delivered to the Depositary and not to Rare Medium Group, Inc., a Delaware corporation ("Rare Medium") or Morrow & Co., Inc., the Information Agent. Any documents delivered to Rare Medium or the Information Agent will not be forwarded to the Depositary and will not be deemed to be properly tendered. DELIVERY OF THIS LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS TO THE DEPOSITORY TRUST COMPANY ("DTC") DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

   This Letter of Transmittal is to be completed only if (a) certificates representing shares are to be forwarded herewith, or (b) an Agent's Message (as defined in the Offer to Purchase) is utilized, and a tender of shares is to be made concurrently by book-entry transfer to the account maintained by DTC pursuant to Section 3 of the Offer to Purchase. If a stockholder desires to tender shares pursuant to the offer and the stockholder's share certificates are not immediately available or cannot be delivered to the Depositary before the Expiration Date (or the procedure for book-entry transfer cannot be completed on a timely basis), or if time will not permit all required documents to reach the Depositary before the Expiration Date, the shares still may be tendered, if all of the conditions set forth in Section 3 of the Offer to Purchase are satisfied. See Instruction 2.

                                   ODD LOTS
                              (SEE INSTRUCTION 7)

   To be completed ONLY if shares are being tendered by or on behalf of a person owning, beneficially or of record, an aggregate of fewer than 100 shares. By checking one of the two boxes below, the undersigned is tendering shares at the purchase price per share of $1.00 and either (check one box):

|_| is the beneficial or record owner of an aggregate of fewer than 100 shares, all of which are being tendered; or

|_| is a broker, dealer, commercial bank, trust company, or other nominee that (a) is tendering for the beneficial owner(s) shares with respect to which it is the record holder and (b) believes, based upon representations made to it by the beneficial owner(s), that each such person is the beneficial owner of an aggregate of fewer than 100 shares and is tendering all of those shares.

                              CONDITIONAL TENDER
                             (SEE INSTRUCTION 14)

   A stockholder may tender shares subject to the condition that a specified minimum number of the stockholder's shares tendered pursuant to this Letter of Transmittal must be purchased if any shares tendered are purchased, all as described in the Offer to Purchase, particularly in Section 6 thereof. Any stockholder desiring to make a conditional tender must so indicate in the box captioned "Conditional Tender" below.

   Any tendering stockholder wishing to make a conditional tender must calculate and appropriately indicate the minimum number of shares that must be purchased if any are purchased. If the effect of accepting tenders on a pro rata basis would be to reduce the number of shares to be purchased from any stockholder (tendered pursuant to this Letter of Transmittal or Notice of Guaranteed Delivery) below the minimum number specified, the tender will automatically be regarded as withdrawn (except as provided in Section 6 of the Offer to Purchase). All shares tendered by a stockholder subject to a conditional tender pursuant to this Letter of Transmittal or Notice of Guaranteed Delivery and regarded as withdrawn as a result of proration will be returned as promptly as practicable after the Expiration Date.

   Unless this box has been checked and a minimum specified, the tender will be deemed unconditional.

|_|   Minimum number of shares that must be purchased, if any are purchased:
      _________________ shares.

   The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, Rare Medium may terminate or amend the offer or may postpone the acceptance for payment of, or the payment for, shares tendered or may accept for payment fewer than all of the shares tendered. In any event, the undersigned understands that certificate(s) for any shares not tendered or not purchased will be returned to the undersigned at the address indicated above, unless otherwise indicated under the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" below.

   The undersigned understands that acceptance of shares by Rare Medium for payment will constitute a binding agreement between the undersigned and Rare Medium upon the terms and subject to the conditions of the offer.

   The check for the aggregate net purchase price for the shares tendered and purchased will be issued to the order of the undersigned and mailed to the address indicated in the box entitled "Description of Shares Tendered" above, unless otherwise indicated in the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" below. The undersigned acknowledges that Rare Medium has no obligation, pursuant to the "Special Payment Instructions," to transfer any shares from the name of its registered holder(s), or to order the registration or transfer of any shares tendered by book-entry transfer, if Rare Medium does not purchase any of the shares.

                  LOST, MUTILATED OR DESTROYED CERTIFICATE(S)
                             (SEE INSTRUCTION 13)

   If any certificate representing shares has been lost, destroyed or stolen, the stockholder should promptly notify the Depositary. The stockholder will then be instructed as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed. Stockholders are requested to contact the Depositary immediately in order to permit timely processing of this documentation.

                              BOOK-ENTRY TRANSFER
                              (SEE INSTRUCTION 2)

|_| CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY AT DTC AND COMPLETE THE FOLLOWING:

   Name of Tendering Institution:______________________________________________

   Account No.:________________________________________________________________

   Transaction Code No.:_______________________________________________________

                           PRIOR GUARANTEED DELIVERY
                              (SEE INSTRUCTION 2)

|_| CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
      FOLLOWING:

   Name(s) of Registered Holder(s):____________________________________________

   Date of execution of Notice of Guaranteed Delivery:_________________________

   Name of Institution that Guaranteed Delivery:_______________________________

   Window Ticket Number (if any):______________________________________________


                   NOTE: SIGNATURES MUST BE PROVIDED BELOW.
             PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.


-------------------------------------------------------   -----------------------------------------------------
             SPECIAL PAYMENT INSTRUCTIONS                            SPECIAL DELIVERY INSTRUCTIONS
           (See Instructions 1, 5, 6 and 9)                         (See Instructions 1, 5, 6 and 9)
-------------------------------------------------------   -----------------------------------------------------

     To  be  completed  ONLY  if  certificate(s)   for         To be  completed  ONLY  if  certificate(s)  for
shares not tendered or not purchased  and/or any check    shares  not  tendered  or not  purchased  and/or any
for the  purchase  price  are to be issued in the name    check  for the  purchase  price  are to be mailed or
of someone  other than the  undersigned,  or if shares    sent to someone  other than the  undersigned,  or to
tendered  hereby and delivered by book-entry  transfer    the  undersigned  at  an  address  other  than  that
which are not  purchased  are to be returned by credit    designated  in  the  box  entitled  "Description  of
to an account at DTC other than that designated above.    Shares Tendered" above.

Issue:
|_|   Check                                               Mail:
|_|   Share Certificate(s) to:                            |_|   Check
                                                          |_|   Share Certificate(s) to:
Name(s):_____________________________________________
                (Please Type or Print)                    Name(s):____________________________________________
                                                                         (Please Type or Print)
_____________________________________________________
                (Please Type or Print)                    ____________________________________________________
                                                                         (Please Type or Print)
Address:_____________________________________________
                                                          Address:____________________________________________
_____________________________________________________
                                                          ____________________________________________________
_____________________________________________________
                      (Zip Code)                          ____________________________________________________
                                                                               (Zip Code)
_____________________________________________________     ____________________________________________________
    (Tax Identification or Social Security Number)           (Tax Identification or Social Security Number)
            (Complete Substitute Form W-9)                           (Complete Substitute Form W-9)

|_|
     Credit  shares  of  Common  Stock   delivered  by
     book-entry  transfer  and  not  purchased  to the
     account set forth below:

Account Number:_______________________________________

-------------------------------------------------------   -----------------------------------------------------

 Ladies and Gentlemen:

   The undersigned hereby tenders to Rare Medium the above-described shares of Rare Medium's voting common stock, $.01 par value per share (the "Common Stock"), at the price of $1.00 per share, net to the seller in cash, without interest, upon the terms and subject to the conditions described in the Offer to Purchase dated March 13, 2003, receipt of which is hereby acknowledged, and in this Letter of Transmittal which, as amended or supplemented from time to time, together constitute the offer.

   Subject to, and effective upon, acceptance for payment of the shares tendered in accordance with the terms and subject to the conditions of the offer, including, if the offer is extended or amended, the terms and conditions of the extension or amendment, the undersigned sells, assigns and transfers to, or upon the order of, Rare Medium all right, title and interest in and to all shares tendered and orders the registration of all shares if tendered by book-entry transfer and irrevocably constitutes and appoints the Depositary as the true and lawful agent and attorney-in-fact of the undersigned with respect to the shares with full knowledge that the Depositary also acts as the agent of Rare Medium, with full power of substitution (the power of attorney being deemed to be an irrevocable power coupled with an interest), to:

   (a) deliver certificate(s) representing the shares or transfer of ownership of the shares on the account books maintained by DTC, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of Rare Medium upon receipt by the Depositary, as the undersigned's agent, of the purchase price with respect to the shares;

   (b) present certificates for the shares for cancellation and transfer on Rare Medium's books; and

   (c) receive all benefits and otherwise exercise all rights of beneficial ownership of the shares, subject to the next paragraph, all in accordance with the terms and subject to the conditions of the offer.

   The undersigned covenants, represents and warrants to Rare Medium that:

   (1) the undersigned has full power and authority to tender, sell, assign and transfer the shares tendered hereby and when and to the extent accepted for payment, Rare Medium will acquire good, marketable and unencumbered title to the tendered shares, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer of the shares, and not subject to any adverse claims;

   (2) the undersigned understands that tenders of shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions will constitute the undersigned's acceptance of the terms and conditions of the offer, including the undersigned's representation and warranty that (i) the undersigned has a "net long position," within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, in the shares or equivalent securities at least equal to the shares being tendered, and (ii) the tender of shares complies with Rule 14e-4;

   (3) the undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Rare Medium to be necessary or desirable to complete the sale, assignment and transfer of the shares tendered; and

   (4) the undersigned has read, understands and agrees to all of the terms of the offer.

   The undersigned understands that tenders of shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions will constitute a binding agreement between the undersigned and Rare Medium upon the terms and subject to the conditions of the offer. The undersigned acknowledges that under no circumstances will Rare Medium pay interest on the purchase price, including without limitation by reason of any delay in making payment.

   All authority conferred or agreed to be conferred will survive the death or incapacity of the undersigned, and any obligation of the undersigned will be binding on the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

   The name(s) and address(es) of the registered holder(s) should be printed, if they are not already printed above, exactly as they appear on the certificates representing shares tendered. The certificate numbers, the number of shares represented by the certificates and the number of shares that the undersigned wishes to tender should be set forth in the appropriate boxes above.

--------------------------------------------------------------------------------

                                   IMPORTANT
                            STOCKHOLDERS SIGN HERE
        (Please Complete and Return the Attached Substitute Form W-9.)
   (Must be signed by the registered holder(s) exactly as such holder(s) name(s) appear(s) on certificate(s) for shares or on a security position listing or by person(s) authorized to become the registered holder(s) thereof by certificates and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

Signature(s) of Owner(s):______________________________________________________

Dated:_________________________________________________________________________

Name(s):_______________________________________________________________________
                                (Please Print)

Capacity (full title):_________________________________________________________

Address:_______________________________________________________________________
                              (Include Zip Code)

Daytime Area Code and Telephone Number:________________________________________

Taxpayer Identification or
Social Security Number:________________________________________________________
                           (See Substitute Form W-9)


                           GUARANTEE OF SIGNATURE(S)
                          (See Instructions 1 and 5)

Authorized Signature:__________________________________________________________

Name:__________________________________________________________________________
                                (Please Print)

Title:_________________________________________________________________________

Name of Firm:__________________________________________________________________

Address:_______________________________________________________________________
                              (Include Zip Code)

Area Code and Telephone Number:________________________________________________

Dated:_________________________________________________________________________


--------------------------------------------------------------------------------

              ALL TENDERING HOLDERS MUST COMPLETE THE FOLLOWING:

                PAYER: AMERICAN STOCK TRANSFER & TRUST COMPANY


------------------------------------- ------------------------------------------- ----------------------------------

             SUBSTITUTE               Part    I:     Taxpayer     Identification
              Form W-9                Number-For   all   accounts,   enter  your
                                      Taxpayer  Identification Number in the box
Department of the Treasury            at right. (For most  individuals,  this is       Social Security Number
Internal Revenue Service              your  Social  Security  number.  If you do
                                      not have a number,  see Obtaining a Number                 OR
Payer's Request for                   in    the    enclosed    Guidelines    for
Taxpayer Identification               Certification  of Taxpayer  Identification    Other Taxpayer Identification
Number ("TIN")                        Number (TIN) on  Substitute  Form W-9 (the               Number
and Certification                     "Guidelines).)   Certify  by  signing  and
                                      dating below.
Please fill in your name and
address below.                                                                          _____________________

____________________________
Name
                                      Note:  If the  account is in more than one  (If awaiting TIN, write "Applied
                                      name, check in the enclosed  Guidelines to                For")
Address (number and street)           determine which number to give the payer.

___________________________
City, State and Zip Code
                                      ------------------------------------------------------------------------------

                                      Part II:  For payees exempt from backup withholding, see the enclosed
                                      Guidelines and complete as instructed therein.
--------------------------------------------------------------------------------------------------------------------
Part III:  Certification - Under penalty of perjury, I certify that:

(1)  The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me);

(2)  I am not subject to backup withholding either because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS notified me that I am no longer subject to backup withholding; and

(3)  I am a U.S. person (as defined for U.S. federal tax purposes).

Certification Instructions - You must cross out item (2) in Part III if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax returns.  However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).  (Also see instructions in the enclosed Guidelines.)
--------------------------------------------------------------------------------------------------------------------
The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Signature                                                                          Date _______________________

--------------------------------------------------------------------------------------------------------------------

NOTE:    Any tendering  stockholder or other payee who fails to complete  fully,  sign and return to the Depositary this Substitute Form W-9 may be subject to required U.S.  federal income tax backup  withholding of 30% of the gross  proceeds paid to the  stockholder  or other payee  pursuant to the offer.  See Section 3 of the
         Offer to Purchase.  Non-U.S.  Holders are urged to consult their tax advisors regarding the application of
         U.S. federal income tax withholding,  including  eligibility for a withholding tax reduction or exemption,
         and  the  refund  procedure.   Please  review  the  enclosed  guidelines  for  certification  of  taxpayer identification number on Substitute Form W-9 for additional details.

                          YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING
                            (OR WILL SOON APPLY FOR) A TAXPAYER IDENTIFICATION NUMBER.
--------------------------------------------------------------------------------------------------------------------
I certify under  penalties of perjury that a taxpayer  identification  number has not been issued to me, and that I mailed or delivered an application to receive a taxpayer  identification number to the appropriate Internal Revenue
Service Center or Social Security  Administration Office (or I intend to mail or deliver an application in the near future). I understand that,  notwithstanding  the information I provided in Part 3 of the Substitute Form W-9 above
(and the fact that I have  completed this  Certificate of Awaiting  Taxpayer  Identification  Number),  if I do not
provide a taxpayer  identification  number to the Depositary  within sixty (60) days, the Depositary is required to withhold 30% of all cash payments made to me thereafter until I provide a number.

Signature                                                                          Date _______________________

--------------------------------------------------------------------------------------------------------------------

                                 INSTRUCTIONS
       FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

   1. Guarantee of Signatures. No signature guarantee is required if either:

   (a) this Letter of Transmittal is signed by the registered holder of the shares (which term, for these purposes, will include any participant in DTC whose name appears on a security position listing as the owner of the shares) tendered and the holder has not completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" on this Letter of Transmittal; or

   (b) shares are tendered for the account of a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program or an "eligible guarantor institution," as the term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each of the foregoing constituting an "Eligible Institution").

   In all other cases, an Eligible Institution must guarantee all signatures on this Letter of Transmittal. See Instruction 5.

   2. Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures. This Letter of Transmittal is to be completed only if certificates for shares are delivered with it to the Depositary (or the certificates will be delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary) or if a tender for shares is being made concurrently pursuant to the procedure for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase. Certificates for all physically tendered shares or confirmation of a book-entry transfer into the Depositary's account at DTC of shares tendered electronically, together in each case with a properly completed and duly executed Letter of Transmittal (or manually signed facsimile of the Letter of Transmittal), or an Agent's Message, and any other documents required by this Letter of Transmittal, should be mailed or delivered to the Depositary at the appropriate address set forth in this document and must be received by the Depositary on or before the Expiration Date. Delivery of the Letter of Transmittal and any other required documents to DTC does not constitute delivery to the Depositary.

   If a stockholder desires to tender shares pursuant to the offer and the stockholder's share certificates are not immediately available or cannot be delivered to the Depositary before the Expiration Date (or the procedure for book-entry transfer cannot be completed on a timely basis), or if time will not permit all required documents to reach the Depositary before the Expiration Date, the shares still may be tendered, if all of the following conditions are satisfied:

   (a) the tender is made by or through an Eligible Institution;

   (b) the Depositary receives by hand, mail, overnight courier or facsimile transmission, on or before the Expiration Date, a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form Rare Medium has provided with this Offer to Purchase, including (where required) a signature guarantee by an Eligible Institution in the form set forth in the Notice of Guaranteed Delivery; and

   (c) the certificates for all tendered shares, in proper form for transfer (or confirmation of book-entry transfer of the shares into the Depositary's account at DTC), together with a properly completed and duly executed Letter of Transmittal, or a manually signed facsimile of the Letter of Transmittal, or an Agent's Message in the case of a book-entry transfer, and any required signature guarantees and other documents required by the Letter of Transmittal, are received by the Depositary within three business days after the date of receipt by the Depositary of the Notice of Guaranteed Delivery.

   The method of delivery of all documents, including certificates for shares, this Letter of Transmittal and any other required documents, is at the election and risk of the tendering stockholder. If delivery is by mail, then registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

   Except as specifically permitted by Section 5 of the Offer to Purchase, Rare Medium will not accept any alternative, conditional or contingent tenders, nor will it purchase any fractional shares, except as expressly provided in the Offer to Purchase. All tendering stockholders, by execution of this Letter of Transmittal (or a facsimile of this Letter of Transmittal), waive any right to receive any notice of the acceptance of their tender.

   3. Inadequate Space. If the space provided in the box entitled "Description of Shares Tendered" above is inadequate, the certificate numbers and/or the number of shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

   4. Partial Tenders and Unpurchased Shares. (Not applicable to stockholders who tender by book-entry transfer.) If fewer than all of the shares evidenced by any certificate are to be tendered, fill in the number of shares that are to be tendered in the column entitled "Number of Shares Tendered" in the box entitled "Description of Shares Tendered" above. In that case, if any tendered shares are purchased, a new certificate for the remainder of the shares (including any shares not purchased) evidenced by the old certificate(s) will be issued and sent to the registered holder(s), unless otherwise specified in either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" in this Letter of Transmittal, as soon as practicable after the Expiration Date. Unless otherwise indicated, all shares represented by the certificate(s) set forth above and delivered to the Depositary will be deemed to have been tendered.

   5. Signatures on Letter of Transmittal; Stock Powers and Endorsements.

   (a) If this Letter of Transmittal is signed by the registered holder(s) of the shares tendered, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

   (b) If the shares tendered are registered in the names of two or more joint holders, each holder must sign this Letter of Transmittal.

   (c) If any tendered shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimile) as there are different registrations of certificates.

   (d) When this Letter of Transmittal is signed by the registered holder(s) of the shares tendered, no endorsement(s) of certificate(s) representing the shares or separate stock power(s) are required unless payment is to be made or the certificate(s) for shares not tendered or not purchased are to be issued to a person other than the registered holder(s). Signature(s) on the certificate(s) must be guaranteed by an Eligible Institution. If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed, or if payment is to be made or certificate(s) for shares not tendered or not purchased are to be issued to a person other than the registered holder(s), the certificate(s) must be endorsed or accompanied by appropriate stock power(s), in either case signed exactly as the name(s) of the registered holder(s) appears on the certificate(s), and the signature(s) on the certificate(s) or stock power(s) must be guaranteed by an Eligible Institution. See Instruction 1.

   (e) If this Letter of Transmittal or any certificate(s) or stock power(s) is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other person acting in a fiduciary or representative capacity, that person should so indicate when signing this Letter of Transmittal and must submit proper evidence satisfactory to the Depositary which is satisfactory to Rare Medium of his or her authority to so act.

   6. Stock Transfer Taxes. Except as provided in this Instruction 6, no stock transfer tax stamps or funds to cover tax stamps need accompany this Letter of Transmittal. Rare Medium will pay any stock transfer taxes payable on the transfer to it of shares purchased pursuant to the offer. If, however, either
(a) payment of the purchase price for shares tendered and accepted for purchase is to be made to any person other than the registered holder(s); or
(b) shares not tendered or not accepted for purchase are to be registered in the name(s) of any person(s) other than the registered holder(s); or (c) certificate(s) representing tendered shares are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal, then the Depositary will deduct from the purchase price the amount of any stock transfer taxes (whether imposed on the registered holder(s), other person(s) or otherwise) payable on account of the transfer to that person, unless satisfactory evidence of the payment of the taxes or any exemption therefrom is submitted.

   7. Odd Lots. As described in Section 1 of the Offer to Purchase, if Rare Medium is to purchase fewer than all shares tendered before the Expiration Date and not properly withdrawn, the shares purchased first will consist of all shares properly tendered by any stockholder who owned, beneficially or of record, an aggregate of fewer than 100 shares and who tenders all of the holder's shares (an "Odd Lot Holder"). This preference will not be available unless the section captioned "Odd Lots" is completed.

   8. Order of Purchase in Event of Proration. As described in Section 1 of the Offer to Purchase, stockholders may designate the order in which their shares are to be purchased in the event of proration. The order of purchase may have an effect on the federal income tax treatment of the purchase price for the shares purchased. See Section 1 of the Offer to Purchase.

   9. Special Payment and Delivery Instructions. If certificate(s) for shares not tendered or not purchased and/or check(s) are to be issued in the name of a person other than the signer of this Letter of Transmittal or if the certificates and/or checks are to be sent to someone other than the person signing this Letter of Transmittal or to the signer at a different address, the box entitled "Special Payment Instructions" and/or the box entitled "Special Delivery Instructions" on this Letter of Transmittal should be completed as applicable and signatures must be guaranteed as described in Instruction 1.

   10. Irregularities. All questions as to the number of shares to be accepted, the price to be paid for the shares and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of shares will be determined by Rare Medium in its sole discretion, which determination will be final and binding on all parties. Rare Medium reserves the absolute right to reject any or all tenders of shares it determines not to be in proper form or the acceptance of which or payment for which may, in the opinion of Rare Medium's counsel, be unlawful. Rare Medium also reserves the absolute right to waive any of the conditions of the offer or any defect or irregularity in any tender with respect to any particular shares or any particular stockholder, and Rare Medium's interpretation of the terms of the offer (including these Instructions) will be final and binding on all parties. No tender of shares will be deemed to be properly made until all defects and irregularities have been cured by the tendering stockholder or waived by Rare Medium. Unless waived, any defects or irregularities in connection with tenders must be cured on or prior to the Expiration Date. None of Rare Medium, the Depositary, the Information Agent or any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any notice of defect or irregularity. Neither will Rare Medium be liable for failure to waive any defect or irregularity in any tender.

   11. Questions and Requests for Assistance and Additional Copies. You may request additional copies of this Offer to Purchase, the Letter of Transmittal or the Notice of Guaranteed Delivery from the Information Agent at its address and telephone numbers set forth at the end of this Letter of Transmittal.

   12. Important Tax Information and Substitute Form W-9. Federal income tax law generally requires that a stockholder whose tendered shares are accepted for purchase, or the stockholder's assignee (in either case, the "Payee"), provide the Depositary with the Payee's correct Taxpayer Identification Number ("TIN"), which, in the case of a Payee who is an individual, is the Payee's social security number. If the Depositary is not provided with the correct TIN or an adequate basis for an exemption, the Payee may be subject to penalties imposed by the Internal Revenue Service and backup withholding in an amount equal to 30% of the gross proceeds received pursuant to the offer. If withholding results in an overpayment of taxes, a refund may be obtained.

   To prevent backup withholding, each Payee must provide the Payee's correct TIN by completing the Substitute Form W-9 set forth in this document, certifying that the TIN provided is correct (or that the Payee is awaiting a TIN) and that (i) the Payee is exempt from backup withholding, (ii) the Payee has not been notified by the Internal Revenue Service that the Payee is subject to backup withholding as a result of


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a failure to report all interest or dividends, or (iii) the Internal Revenue
Service has notified the Payee that the Payee is no longer subject to backup withholding.

   If the Payee lacks a TIN, the Payee should (i) consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for instructions on applying for a TIN, (ii) write "Applied For" in the space provided in Part 1 of the Substitute Form W-9, and (iii) sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth in this document. If the Payee does not provide the Payee's TIN to the Depositary within sixty (60) days, backup withholding will begin and continue until the Payee furnishes the Payee's TIN to the Depositary. Note that writing "Applied For" on the Substitute Form W-9 means that the Payee has already applied for a TIN or that the Payee intends to apply for one in the near future.

   If shares are held in more than one name or are not in the name of the actual owner, consult the W-9 Guidelines for information on which TIN to report.

   Exempt Payees (including, among others, all corporations and certain foreign individuals and entities) are not subject to backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt Payee should write "Exempt" in Part 2 of the Substitute Form W-9. See the enclosed Guidelines for Certification of Taxpayer Identification Number on the Substitute Form W-9 for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt, that person must submit a completed IRS Form W-8 Certificate of Foreign Status or a Substitute Form W-8, signed under penalty of perjury attesting to the exempt status. This form may be obtained from the Depositary.

   13. Lost, Stolen, Destroyed or Mutilated Certificates. If any certificate representing shares has been lost, stolen, destroyed or mutilated, the stockholder should promptly notify the Depositary. The stockholder will then be instructed as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

   14. Conditional Tenders. As described in Sections 3 and 6 of the Offer to Purchase, stockholders may condition their tenders on all or a minimum number of their tendered shares being purchased. If Rare Medium is to purchase less than all of the shares tendered before the Expiration Date and not withdrawn, the Depositary will perform a preliminary proration, and any shares tendered at the purchase price pursuant to a conditional tender for which the condition was not satisfied by the preliminary proration will be deemed withdrawn, subject to reinstatement if such conditional tendered shares are subsequently selected by random lot for purchase subject to Sections 3 and 6 of the Offer to Purchase. Conditional tenders will be selected by lot only from stockholders who tender all of their shares. All tendered shares will be deemed unconditionally tendered unless the "Conditional Tender" box is completed. The conditional tender alternative is made available so that a stockholder may assure that the purchase of shares from the stockholder pursuant to the offer will be treated as a sale of the shares by the stockholder, rather than the payment of a dividend to the stockholder, for federal income tax purposes. It is the tendering stockholder's responsibility to calculate the minimum number of shares that must be purchased from the stockholder in order for the stockholder to qualify for sale (rather than dividend) treatment, and each stockholder is urged to consult his or her own tax advisor.

   Odd Lot Shares, which will not be subject to proration, cannot be conditionally tendered.

   If the offer is over subscribed, Rare Medium will purchase all tendered shares on a pro rata basis and, therefore, any shares tendered pursuant to a conditional tender for which the minimum requirements are not satisfied may not be accepted and thereby will be deemed withdrawn.

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   This Letter of Transmittal, properly completed and duly executed, or a manually signed facsimile of this Letter of Transmittal, together with certificates representing shares being tendered or confirmation of book-entry transfer and all other required documents, or a Notice of Guaranteed Delivery, must be received by the Depositary by the Expiration Date. Stockholders are ncouraged to return a completed Substitute Form W-9 with this Letter of Transmittal.

   The Information Agent for the offer is:

                              Morrow & Co., Inc.

                                445 Park Avenue
                                   5th Floor
                           New York, New York 10022
                         Call Collect: (212) 754-8000

             Banks and Brokerage Firms Please Call: (800) 654-2468

                   Stockholders Please Call: (800) 607-0088

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